UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2019

NEENAH, INC. (Exact Name Of Registrant As Specified In Charter)

Delaware (State of Incorporation)	001-32240 (Commission File No.)	20-1308307 (I.R.S. Employer Identification No.)

3460 Preston Ridge Road Alpharetta, Georgia 30005 (Address of principal executive offices, including zip code)

(678) 566-6500 (Registrant’s telephone number, including area code)

Not applicable (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 29, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Neenah, Inc. (the “Company”), approved the annual and long-term incentive plans for the named executive officers identified in the Company’s proxy statement (the “NEOs”) and other executives for 2019.
The components of the long-term incentive grants for 2019 consist of performance stock unit (“PSUs”) and restricted stock unit (“RSUs”) awards. The RSU awards represent approximately 30% of the total value of the equity award and the PSU awards represent approximately 70% of the total value of the equity award granted to the NEOs.
The number of RSUs to be awarded to each NEO was determined by dividing the value of the portion of the long-term incentive award to be awarded as RSUs by the closing stock price as of the date of the award, rounded to the nearest share. The RSU awards vest in increments of 33.34%, 33.33% and 33.33% over a three-year period, with vesting occurring on each anniversary of the applicable grant.
For RSU awards granted in planned retirement years for NEOs and other executives, the Committee approved RSU awards representing approximately 100% of the total value of the equity award with a vesting period of one year. The number of RSUs that vest upon retirement will be pro-rated based upon the date of retirement relative to the vesting period.
The Committee also approved changes to the PSU form award agreement to provide for, among other things, alignment of the definitions contained in the award agreement with the Company’s 2018 Omnibus Stock and Incentive Compensation Plan (the “Plan”). The Plan was approved by the shareholders of the Company on May 23, 2018.

The foregoing summary description of the changes to the form of PSU agreement and the RSU awards is not intended to be complete and is qualified in its entirety by reference to the complete text of the form of PSU award agreement and RSU award agreements attached as Exhibits 10.1, 10.2 and 10.3, to this Form 8-K and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits: Exhibit No.	Description of Exhibit

99.1 99.2 99.3	Form of Performance Share Unit Award Agreement Form of Restricted Stock Unit Award Agreement (standard form) Form of Restricted Stock Unit Award Agreement (retirement)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)

Date: February 1, 2019	/s/ Noah S. Benz
Noah S. Benz Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.         Description of Exhibit
99.1             Form of Performance Share Unit Award Agreement
99.2            Form of Restricted Stock Unit Award Agreement (standard form)

99.3            Form of Restricted Stock Unit Award Agreement (retirement)